Exhibit 10.1

NOTE PURCHASE AGREEMENT

THIS NOTE PURCHASE AGREEMENT (the “Purchase Agreement”) dated as of 9th April 2021, is between Sharing Economy International Inc., a Nevada corporation (the “Company”), and PYRAM LC ARCHITECTURE LIMITED (the “Purchaser”).

RECITALS

A. The Company has requested that the Purchaser purchase a convertible promissory note in the form attached hereto as Exhibit A (the “Note”) for a purchase price of US$ 89,744 on the terms and conditions set forth herein.

B. The Purchaser has agreed to purchase the Note on the terms and conditions set forth therein.

NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Purchase Agreement, the parties hereto, intending to be legally bound, agree as follows:

ARTICLE I DEFINITIONS

1.01 Defined Terms.

As used in this Purchase Agreement and to the extent not otherwise defined herein, the following terms shall have the following meanings:

“Affiliate” means with respect to the Purchaser, another entity that controls, is controlled by, or is under common control with the Purchaser, for so long as such control exists. For purposes of this definition only, “control” shall mean beneficial ownership (direct or indirect) of at least fifty percent (50%) of the equity securities of an entity entitled to vote in the election of directors (or, in the case of an entity that is not a corporation, in the election of the corresponding managing authority).

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, par value $0.001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

“Common Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Material Adverse Effect” means a material adverse effect on the business, operations, property or financial condition of the Company.

“Person” means an individual, partnership, corporation, business trust, joint stock company, limited liability company, trust, unincorporated association, joint venture, governmental authority or other entity of whatever nature.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Subsidiary” means any subsidiary of the Company, and shall, where applicable, also include any direct or indirect subsidiary of the Company formed or acquired after the date hereof.

“Trading Day” means a day on which the principal Trading Market is open for trading.

ARTICLE II PURCHASE OF CONVERTIBLE NOTE

2.01 Purchase and Sale of the Note by the Purchaser. Subject to and upon the terms and conditions set forth in this Purchase Agreement and in reliance on the representations and warranties set forth herein, the Company agrees to issue and sell to Purchaser, and Purchaser agrees to purchase from the Company, at the Closing referred to in Section 2.02 below, a Note made by the Company in favor of such Purchaser in the principal amount of US$ 89,744.

2.02 The Closing. The sale and purchase of the Note under this Purchase Agreement shall be made pursuant to a closing on or before 8th October 2021 and at such closing, the Company will deliver to Purchaser the Note against payment of the purchase price therefor (the “Closing” and the date thereof, the “Closing Date”). The parties agree that the delivery of this Purchase Agreement and any other documents at the Closing may be completed by means of an exchange of facsimile (or email) signatures with original copies to follow by mail or courier service.

ARTICLE III REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company hereby makes the following representations and warranties to the Purchaser as of the date hereof and as of the Closing.

3.01 Incorporation and Good Standing. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Nevada. The Company has the requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted or as proposed to be conducted.

3.02 Corporate Power and Authority; Authorization; Enforceability. All corporate action on the part of the Company necessary for the authorization of this Purchase Agreement, the Note and the performance of all obligations of the Company hereunder and thereunder at the Closing has been taken or will be taken prior to the Closing. This Purchase Agreement has been, and the Note will be, when executed and delivered at the Closing, duly executed and delivered by the Company. This Purchase Agreement constitutes, and the Note when executed and delivered at the Closing, will constitute valid and binding obligations of the Company enforceable in accordance with their terms, except as limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors’ rights, and (b) general principles of equity that restrict the availability of equitable remedies.

3.03 No Conflict. Neither the authorization, execution, delivery and performance of this Purchase Agreement, the consummation of the transactions contemplated hereby, or the sale, issuance and delivery of the Note, or any of the shares of capital stock of the Company which may be issued pursuant to the terms of the Note will conflict with or result in a breach of or default under (or with due notice or lapse of time or both would result in a default under) the Company’s Articles of Incorporation or by-laws, as amended or any statute, law, rule, regulation, judgment, decree, writ, injunction, order or award of any arbitrator, court or governmental authority.

3.04 Capitalization. The Company has not issued any capital stock since its most recently filed periodic report under the Exchange Act, other than pursuant to the exercise of employee stock options under the Company’s stock option plans, the issuance of shares of Common Stock to employees pursuant to the Company’s employee stock purchase plans and pursuant to the conversion and/or exercise of Common Stock Equivalents outstanding as of the date of the most recently filed periodic report under the Exchange Act. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Purchase Agreement. Except as a result of the purchase and sale of the Note, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire any shares of Common Stock or the capital stock of any Subsidiary, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents or capital stock of any Subsidiary. The issuance and sale of the Note will not obligate the Company or any Subsidiary to issue shares of Common Stock or other securities to any Person (other than the Purchaser) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities. There are no outstanding securities or instruments of the Company or any Subsidiary that contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to redeem a security of the Company or such Subsidiary. The Company does not have any stock appreciation rights or “phantom stock” plans or any similar plan or agreement. All of the outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any stockholder, the Board of Directors or others is required for the issuance and sale of the Note.

3.05 Financial Statements. The Company is current with all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, (the “SEC Reports”). As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

3.06 Absence of Undisclosed Liabilities. Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in a subsequent SEC Report filed prior to the date hereof: (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, and (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock. The Company does not have pending before the Commission any request for confidential treatment of information. Except for the issuance of the Note contemplated by this Purchase Agreement, no event, liability, fact, circumstance, occurrence or development has occurred or exists, or is reasonably expected to occur or exist, with respect to the Company or its Subsidiaries or their respective businesses, properties, operations, assets or financial condition, that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made or deemed made that has not been publicly disclosed at least one (1) Trading Day prior to the date that this representation is made.

3.07 Litigation. There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of any of the Purchase Agreement or the Note or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

3.08 No Broker. The Company has no contract, arrangement or understanding with any broker, finder, agent, financial advisor or other intermediary with respect to the transactions contemplated by this Purchase Agreement.

3.09 Compliance. Neither the Company nor any Subsidiary: (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any judgment, decree, or order of any court, arbitrator or other governmental authority or (iii) is or has been in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect.

3.10 Listing and Maintenance Requirements. The Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration. The Company is, and has no reason to believe that it will not continue to be, in compliance with all such listing and maintenance requirements.

3.11 Tax Status. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and its Subsidiaries each (i) has made or filed all United States federal, state and local income and all foreign income and franchise tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations and (iii) has set aside on its books provision reasonably adequate for the payment of all material taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company or of any Subsidiary know of no basis for any such claim.

ARTICLE IV REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

Purchaser hereby represents and warrants to the Company as follows:

4.01 Authorization. The execution, delivery and performance by Purchaser of this Purchase Agreement and the Note have been duly authorized by all requisite corporate, partnership or other action on the part of Purchaser. This Purchase Agreement and the Note to which Purchaser is a party have been duly executed and delivered on behalf of Purchaser by a duly authorized representative of Purchaser and constitute the valid and legally binding obligations of Purchaser enforceable against Purchaser in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization and other laws affecting creditors’ rights generally and by general equitable principles.

4.02 Information. Purchaser has been furnished with or has had access to all information it has requested from the Company and has had an opportunity to review the books and records of the Company and to discuss with management of the Company its business and financial affairs and has generally such knowledge and experience in business and financial matters and with respect to investments in securities of this nature so as to enable it to understand and evaluate the risks of such investment and form an investment decision with respect thereto.

4.03 Own Account. The Purchaser understands that the Common Stock underlying the Note are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is making this investment for its own account and not with a view to or for distributing or reselling such Common Stock or any part thereof in violation of the Securities Act, has no present intention of distributing any of such Common Stock in violation of the Securities Act and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Common Stock in violation of the Securities Act.

4.04 Experience of Such Purchaser. The Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Company, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Company and, at the present time, is able to afford a complete loss of such investment.

4.05 General Solicitation. The Purchaser is not, to such Purchaser’s knowledge, purchasing the Note as a result of any advertisement, article, notice or other communication regarding the Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

4.06 Purchaser Status. The Purchaser hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Note or any use of this Purchase Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Note, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale, or transfer of the Note. The Purchaser’s subscription and payment for and continued beneficial ownership of the Common Stock will not violate any applicable securities or other laws of the Purchaser’s jurisdiction.

4.07 Regulation S Compliance. If the Purchaser is a non-U.S. Person (as defined in Regulation S promulgated under the Securities Act), neither the Purchaser nor any person acting on its behalf has engaged, nor will engage, in any directed selling efforts to a U.S. Person (as defined in Regulation S promulgated under the Securities Act) with respect to the Note and the Purchaser and any person acting on its behalf has complied and will comply with the “offering restrictions” requirements of Regulation S. The transactions contemplated by this Agreement have not been pre-arranged with a buyer located in the United States or with a U.S. Person, and are not part of a plan or scheme to evade the registration requirements of the Securities Act. Neither the Purchaser nor any person acting on its behalf has undertaken or carried out any activity for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States, its territories or possessions, for the Note. The Purchaser agrees not to cause any advertisement of the Note to be published in any newspaper or periodical or posted in any public place and not to issue any circular relating to the Note, except such advertisements that include the statements required by Regulation S, and only offshore and not in the U.S. or its territories, and only in compliance with any local applicable securities laws.

4.08 Accredited Investor. If the Purchaser is a U.S. Person, the Purchaser is an “accredited investor” within the meaning set forth in Rule 501 under the Securities Act, is capable of evaluating the merits and risks of the transactions contemplated hereunder and is able to bear the economic risks of its investment in the Note.

ARTICLE V CONDITIONS

5.01 Conditions to Purchaser’s Obligations at the Closing. Purchaser’s obligations under Article II of this Purchase Agreement are subject to the satisfaction, at or prior to the Closing Date, of the following conditions:

(a) Representations and Warranties True; Performance of Obligations. The representations and warranties made by the Company in Article III hereof shall be true and correct in all material respects as of the Closing;

(b) Legal Investment. On the Closing Date, the sale and issuance of the Note shall be legally permitted by all laws and regulations to which Purchaser and the Company are subject;

(c) Consents, Permits, and Waivers. The Company shall have obtained any and all consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by this Purchase Agreement; and

(d) Delivery of the Note. The Company shall have delivered the Note to Purchaser.

5.02 Conditions to Obligations of the Company. The Company’s obligation to issue and sell the Note is subject to the satisfaction, at or prior to each Closing Date, of the following conditions:

(a) Representations and Warranties True. The representations and warranties in Article IV made by Purchaser shall be true and correct as of the Closing Date;

(b) Legal Investment. On the Closing Date, the sale and issuance of the Note shall be legally permitted by all laws and regulations to which Purchaser and the Company are subject;

(c) Consents, Permits, and Waivers. The Company shall have obtained any and all consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by this Purchase Agreement; and

(d) Purchase Price Delivery. The Company shall have received from Purchaser in immediately available funds the principal amount of the Note.

ARTICLE VI AFFIRMATIVE COVENANTS OF THE COMPANY

For so long as the Note is outstanding, the Company agrees to the following:

6.01 Payment of Notes. The Company will punctually pay or cause to be paid the principal of and interest on the Note at the times and places and in the manner specified in the Note.

6.02 Reservation of Shares of Capital Stock. The Company agrees to take any and all action as is necessary or desirable to authorize, reserve and issue the shares of the Company’s capital stock issuable upon conversion of the Note promptly upon a determination of the terms of such securities.

ARTICLE VII MISCELLANEOUS

7.01 Amendments and Waivers. This Purchase Agreement and the Note may be amended, and any term or provision of this Purchase Agreement and the Note may be waived (either generally or in a particular instance and either retroactively or prospectively) only upon the written consent of the Company and the Purchaser.

7.02 No Stockholder Rights. Nothing contained in this Purchase Agreement or the Note shall be construed as conferring upon Purchaser the right to vote or to consent or to receive notice as a stockholder in respect of meetings of stockholders for the election of directors of the Company or any other matters or any rights whatsoever as a stockholder of the Company and (ii) no dividends shall be payable or accrued in respect of the Note or the Common Stock obtainable thereunder, in both cases of (i) and (ii) until, and only to the extent that, the Note shall have been duly converted into and/or exercised for Common Stock.

7.03 Successors and Assigns. This Purchase Agreement may not be assigned, conveyed or transferred without the prior written consent of the Company. Subject to the foregoing, the rights and obligations of the Company and Purchaser under this Purchase Agreement shall be binding upon and benefit their respective permitted successors, assigns, heirs, administrators and transferees. The terms and provisions of this Purchase Agreement are for the sole benefit of the parties hereto and their respective permitted successors and assigns, and are not intended to confer any third-party benefit on any other person.

7.04 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number or email attachment as set forth on the signature pages attached hereto at or prior to 5:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number or email attachment as set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the second (2nd) Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto. To the extent that any notice provided pursuant to any Transaction Document constitutes, or contains material, non-public information regarding the Company or any of the Subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K.

7.05 Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of Purchaser, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

7.06 Payment of Fees, Expenses. Each of the parties hereto shall bear its own costs and expenses in connection with the transactions contemplated hereunder.

7.07 Counterparts. This Purchase Agreement may be executed by one or more of the parties to this Purchase Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

7.08 Severability. Any provision of this Purchase Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

7.09 Governing Law. This Purchase Agreement shall be construed and enforced in accordance with and governed by the State of New York, without giving effect to the conflicts of law principles thereof.

IN WITNESS WHEREOF, the parties hereto have caused this Purchase Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

SHARING ECONOMY INTERNATIONAL INC.		Address for Notice:

By:		Email:carmen.lam@seii.com
Name:	Lam Ka Man
Title:	Chief Financial Officer

Name of Purchaser: PYRAM LC ARCHITECTURE LIMITED

Signature of Authorized Signatory of Purchaser:

Name of Authorized Signatory: Yeung Shuk Mei

Title of Authorized Signatory: Director

Email Address of Authorized Signatory: lorraine.pyramarchitecture@gmail.com

Address for Notice to Purchaser: REDHILL PENINSULA, HOUSE 74 CEDAR DRIVE, TAI TAM , HONG KONG

EXHIBIT A

THIS NOTE AND ANY SHARES ACQUIRED UPON CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER SUCH ACT OR PURSUANT TO AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

CONVERTIBLE PROMISSORY NOTE

US$ 89,744	9th April 2021

FOR VALUE RECEIVED, Sharing Economy International Inc., a Nevada corporation (the “Maker”), promises to pay to PYRAM LC ARCHITECTURE LIMITED or its assigns (the “Holder”) the principal sum of US$ 89,744, together with interest on the unpaid principal balance of this Note from time to time outstanding at the rate of one percent (12%) per annum until paid in full or converted in accordance with the terms of the Note. Interest on this Note shall be computed on the basis of a year of 365 days for the actual number of days elapsed and shall accrue, but not compound, daily. All payments by the Maker under this Note shall be in immediately available funds.

1. Conversion. On 8th October 2021, all of the outstanding principal and accrued interest under this Note (the “Outstanding Amount”) will be converted into shares of common stock of the Company at a conversion price equal to 70% of the average of past ten days closing price prior to 8th October 2021 (the “Conversion Date”).

2. Repayment. The Company shall have the option, in its sole and absolute discretion, to repay the Outstanding Amount in full on or before the Conversion Date.

3. Events of Default. This Note shall become immediately due and payable without notice or demand upon the occurrence at any time of any of the following events of default (individually, an “Event of Default” and collectively, “Events of Default”):

(a) the Maker files any petition or action for relief under any bankruptcy, reorganization, insolvency or moratorium law or any other law for the relief of, or relating to, debtors, now or hereafter in effect, or seeks the appointment of a custodian, receiver, trustee (or other similar official) of the Maker or all or any substantial portion of the Maker’s assets, or makes any assignment for the benefit of creditors or takes any action in furtherance of any of the foregoing, or fails to generally pay its debts as they become due; or

(b) an involuntary petition is filed, or any proceeding or case is commenced, against the Maker (unless such proceeding or case is dismissed or discharged within 60 days of the filing or commencement thereof) under any bankruptcy, reorganization, arrangement, insolvency, adjustment of debt, liquidation or moratorium statute now or hereafter in effect, or a custodian, receiver, trustee, assignee for the benefit of creditors (or other similar official) is applied or appointed for the Maker or to take possession, custody or control of any property of the Maker, or an order for relief is entered against the Maker in any of the foregoing.

Upon the occurrence of an Event of Default, the Holder shall have then, or at any time thereafter, all of the rights and remedies afforded creditors generally by the applicable federal laws or the laws of the State of New York.

4. Miscellaneous.

(a) All payments by the Maker under this Note shall be made without set-off or counterclaim and be free and clear and without any deduction or withholding for any taxes or fees of any nature whatever, unless the obligation to make such deduction or withholding is imposed by law.

(b) No delay or omission on the part of the Holder in exercising any right under this Note shall operate as a waiver of such right or of any other right of the Holder, nor shall any delay, omission or waiver on anyone occasion be deemed a bar to or waiver of the same or any other right on any future occasion.

(c) The Maker and every endorser of this Note, regardless of the time, order or place of signing, hereby waives presentment, demand, protest and notices of every kind and assents to any permitted extension of the time of payment and to the addition or release of any other party primarily or secondarily liable hereunder.

(d) Any notices, requests and other communications hereunder shall be delivered in accordance with the terms of the Note Purchase Agreement.

(e) The Holder agrees that no director or officer of the Maker shall have any personal liability for the repayment of this Note.

(f) This Note may not be amended or modified except by an instrument executed by the Maker and the Holder.

(g) Until the conversion of this Note, the Holder shall not have or exercise any rights by virtue hereof as a member or stockholder of the Maker.

(h) All rights and obligations hereunder shall be governed by the laws of the State of New York (without giving effect to principles of conflicts or choices of law).

SHARING ECONOMY INTERNATIONAL INC.

By:	/s/ Lam Ka Man
	Name:	Lam Ka Man
	Title:	Chief Financial Officer

WIRE TRANSFER INSTRUCTIONS:

Fund in US Dollars:

Bank Name: The Hongkong and Shanghai Banking Corporation Limited

Bank Branch:

Bank Address: 1 Queen’s Road, Central, Hong Kong

Account Name: Sharing Economy Investment Limited

Account Number: 456-653757-838

Routing/ABA Number (Domestic Wires):

Swift Code (Foreign Wire): HSBCHKHHHKH

Reference: Sharing Economy International Inc Note Purchase